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                                  EXHIBIT 23.0


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 31, 1997, in the Registration Statement (Form 10-SB with a filing date of June 20, 1997) of Harbor Bancorp and subsidiaries for the registration of its common stock.





                                        /s/ Ernst & Young LLP
                                        ------------------------------------


Los Angeles, CA
June 13, 1997